SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): December 16, 2003
                                                           (December 16, 2003)

                              TrustCo Bank Corp NY


             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


                   0-10592                               14-1630287
       -------------------------------          --------------------------
         (Commission File Number)             (IRS Employer Identification No.)


                  5 Sarnowski Drive, Glenville, New York 12302
               (Address of principal executive offices) (Zip Code)



         Registrant's telephone number, including area code: (518) 377-3311
                                                             --------------






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TrustCo Bank Corp NY


Item 5.           Other Events

                  A press release was issued on December 16, 2003 declaring Trustco Restructures To Guide Growth. Attached is the press release labeled as exhibit 99(a).




Item 7            (c) Exhibits


                  Reg S-K Exhibit No.    Description
                           99(a)         Press release dated December 16, 2003,
                                         declaring Trustco Restructures To
                                         Guide Growth.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: December 16, 2003

                                                  TrustCo Bank Corp NY
                                                 (Registrant)


                                                  By:/s/ Robert T. Cushing
                                               ----------------------------
                                                  Robert T. Cushing
                                                  President and
                                                  Chief Executive Officer




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                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.        Description                             Page
------------------         ----------------------------         ----------
         99(a)             Press release dated December 16,        5 - 6
                           2003, declaring Trustco Restructures
                           To Guide Growth.







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TRUSTCO
Bank Corp NY                                                      News Release
-----------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311   Fax: (518) 381-3668

Subsidiary:      Trustco Bank                                  NASDAQ - TRST

                 Robert M. Leonard
                 Vice President
                 518-381-3693

FOR IMMEDIATE RELEASE:


                      TRUSTCO RESTRUCTURES TO GUIDE GROWTH

Glenville, New York - December 16, 2003

In response to "unprecedented opportunities for growth", Trustco Bank has refocused management responsibilities at the top level, Chairman Robert A. McCormick announced today.

Effective January 1, 2004, Robert J. McCormick, President and CEO of Trustco Bank will become President and CEO of both Trustco Bank and TrustCo Bank Corp NY, the holding Company. Robert T. Cushing will become Executive Vice President and Chief Financial Officer of Trustco Bank and TrustCo Bank Corp NY.

"Our expansion in Florida and downstate New York is going well, presenting new levels of challenge in financial and managerial aspects of our business", stated Chairman McCormick. "Clear lines of responsibility are imperative."

In their new roles, Rob McCormick will guide overall activities of the bank and holding company, with Bob Cushing focused on the financial implications of Trustco Bank's continuing expansion.

"Working together, Rob McCormick and Bob Cushing have successfully guided our company through a period of immense change, including the first stages of our expansion initiative, the combination of our Savings and Commercial operations, the conversion of our computer system, and my transition from President and CEO to Chairman in October of 2002. This restructuring allows them to better concentrate their efforts as we move forward."

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Robert J.  McCormick  and Robert T. Cushing  added,  "we believe  these  changes strengthen the overall management of the Company and provide a better mechanism for the future." In the continuing growth initiative in downstate New York and the Orlando, Florida region, Trustco has opened 13 offices with an additional 12 sites in various stages of approval.

In other changes, also effective January 1, Scot R. Salvador will become Executive Vice President of Trustco Bank. As previously announced, Senior Vice President Nancy A. McNamara will retire in May of 2004.

TrustCo Bank Corp is a $2.7 billion bank holding company and through its subsidiary, Trustco Bank, operates 68 offices in New York, Vermont, and Florida. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.

Except for the historical information contained herein, the matters discussed in this news release and other information contained in TrustCo's Securities and Exchange Commission filings may express "forward-looking statements". Those "forward-looking statements" may involve risk and uncertainties, including statements concerning future events or performance and assumptions and other statements that are other than statements of historical facts.

TrustCo wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. Readers are advised that various risk factors, including, but not limited to: (1) credit risk, (2) interest rate risk, (3) competition, (4) changes in the regulatory environment, and (5) changes in general business and economic trends, could cause the actual results or circumstances for future periods to differ materially from those anticipated or projected in the forward-looking statements.

TrustCo does not undertake, and specifically disclaims any obligation to publicly release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of unanticipated events or circumstances after the date of such statement.



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